Exhibit 99.2

Table of Contents
First Quarter 2014

Section I - Financial Information		Section II - Core Portfolio Information

Company Information………………………………………	3	Core Properties………………………………………………………	23
Total Market Capitalization…………………………………	4	Core Top Tenants………………………………………………………	25
Operating Statements		Core Lease Expirations………………………………………………	26
Pro-rata Consolidation………………………………............	5	Core New and Renewal Rent Spreads…………………………………	27
Funds………………………………………………………	6	Core Capital Expenditures……………………………………………	28
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		Portfolio Demographics………………………………………………	29
and Funds Available for Distribution ("FAD")……………	7
EBITDA……………………………………………………	8
Same Property Net Operating Income……………………....	9	Section III - Fund Information
Fee Income…………………………………………………	10
Balance Sheet - Pro-rata Consolidation……………………	11	Fund Overview………………………………………………………	32
Notes Receivable……………………………………………	12	Fund Properties………………………………………………………	33
Other Information		Fund Lease Expirations………………………………………………	34
2014 Transactional Activity…………………………………	13	Development Activity…………………………………………………	35
2014 Guidance……………………………………………	14	RCP Venture Investments……………………………………………	36
Net Asset Valuation Information……………………………	15
Selected Financial Ratios……………………………………	16
Debt Analysis
Summary……………………………………………………	17	Important Notes………………………………………………………	37
Detail………………………………………………………	18
Maturities……………………………………………………	21

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust, a fully-integrated equity real estate investment trust, is focused on the acquisition, ownership, management and redevelopment of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	1311 Mamaroneck Avenue	Jonathan Grisham	Symbol AKR
	Suite 260	Senior Vice President,
	White Plains, NY 10605	Chief Financial Officer
(914) 288-8142
jgrisham@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Cowen and Company	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	James Sullivan - (646) 562-1380	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	james.sullivan@cown.com	tthomas@keybanccm.com

	Bank of Montreal	Green Street Advisors	RBC Capital Markets
	Paul Adornato, CFA - (212) 885-4170	Cedrik LaChance - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
	paul.adornato@bmo.com	clachance@greenst.com	rich.moore@rbccm.com

	Citigroup - Global Markets	J.P. Morgan Securities, Inc.	UBS
	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689	Ross Nussbaum - (212) 713-2484
	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com	ross.nussbaum@ubs.com

Total Market Capitalization
(including pro-rata share of Opportunity Fund debt, dollars in thousands)

					Capitalization
	Percent of	Total Market Capitalization			based on
	Total Equity	$		%	Net Debt [1]	Total Market Capitalization
Equity Capitalization
Total Common Shares Outstanding	96.3%	56,740
Common Operating Partnership ("OP") Units	3.7%	2,196
Combined Common Shares and OP Units		58,936

Share Price at March 31, 2014		$26.38

Equity Capitalization - Common Shares and OP Units		$1,554,732
Preferred OP Units		661	[2]
Total Equity Capitalization		1,555,393		73%	76%

Debt Capitalization
Consolidated debt		1,106,992
Adjustment to reflect pro-rata share of debt		(544,093)
Total Debt Capitalization		562,899		27%	24%

Total Market Capitalization		$2,118,292		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)
		March 31, 2014				Changes in Total Common Shares Outstanding
				Quarter
Weighted average Common Shares - Basic EPS				55,953		Balance @ 12/31/2013	55,643
Dilutive potential Common Shares				260		Stock Issuance	1,054
Weighted average Common Shares - Diluted EPS				56,213		Other	43
OP Units				2,181
Dilutive potential OP Units				25		Balance @ 3/31/14	56,740
Weighted average Common Shares and OP Units - Diluted FFO				58,419

Notes:
[1] Reflects debt net of Core Portfolio cash balance of	$40,795
pro-rata share of Funds cash balance of	9,469
and restricted cash relating to City Point financing of	18,687
for ("Net Debt") totaling -	$68,951
[2] Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
[3] Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation [1]
(in thousands)

	Three months ended March 31, 2014
	Core Portfolio	Funds	Total
CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$20,476	$2,937	$23,413
Percentage rents	47	32	79
Expense reimbursements - CAM	2,560	469	3,029
Expense reimbursements - Taxes	2,809	441	3,250
Other property income	44	28	72
Total Property Revenues	25,936	3,907	29,843

PROPERTY EXPENSES
Property operating - CAM	2,729	501	3,230
Other property operating (Non-CAM)	623	250	873
Real estate taxes	3,380	626	4,006
Total Property Expenses	6,732	1,377	8,109

NET OPERATING INCOME - PROPERTIES	19,204	2,530	21,734

OTHER INCOME (EXPENSE)
Interest income	3,151	6	3,157
Straight-line rent income	587	138	725
Above/below market rent	684	205	889
Interest expense	(5,277)	(907)	(6,184)
Amortization of finance costs	(245)	(129)	(374)
Above/below market interest expense	175	24	199
Asset and property management expense	(33)	(40)	(73)
Other income/(expense)	—	(33)	(33)
Transaction costs	(638)	(36)	(674)
CORE PORTFOLIO AND FUND INCOME	17,608	1,758	19,366

FEE INCOME
Asset and property management fees	3,964	(39)	3,925
Transactional fees [2]	2,181	—	2,181
Income tax benefit (provision)	(105)	(12)	(117)
Total Fee Income	6,040	(51)	5,989

PROMOTE, RCP AND OTHER INCOME
Equity in earnings (losses) from RCP investments	—	86	86
Other income	732	—	732
Gain (loss) on extinguishment of debt	—	(72)	(72)
Total Promote, RCP and Other Income	732	14	746

GENERAL AND ADMINISTRATIVE	(6,953)	(50)	(7,003)

Depreciation and amortization	(7,995)	(1,038)	(9,033)
Gain on disposition of properties	12,393	—	12,393
Income before noncontrolling interests	21,825	633	22,458

Noncontrolling interest - OP	(839)	(24)	(863)

NET INCOME	$20,986	$609	$21,595

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
[2] Consists of development, construction, leasing and legal fees.

Income Statements - Funds [1]
(in thousands)
	Three months ended March 31, 2014
		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-	Total
		rata share		rata share		rata share		rata share		rata share		rata share	AKR Pro-
	Fund I	22.22%	Mervyns I	22.22%	Fund II	20.00%	Mervyns II	20.00%	Fund III	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$61	$14	$—	$—	$2,821	$565	$—	$—	$7,656	$1,524	$3,606	$834	$2,937
Percentage rents	—	—	—	—	—	—	—	—	129	26	27	6	32
Expense reimbursements - CAM	—	—	—	—	431	86	—	—	1,456	290	402	93	469
Expense reimbursements - Taxes	—	—	—	—	116	23	—	—	1,496	298	521	120	441
Other property income	—	—	—	—	67	13	—	—	71	14	3	1	28
Total Property Revenues	61	14	—	—	3,435	687	—	—	10,808	2,152	4,559	1,054	3,907

PROPERTY EXPENSES
Property operating - CAM	12	3	—	—	685	137	—	—	1,349	268	402	93	501
Other property operating (Non-CAM)	37	8	—	—	568	114	—	—	521	104	102	24	250
Real estate taxes	2	—	—	—	356	71	—	—	2,021	402	662	153	626
Total Property Expenses	51	11	—	—	1,609	322	—	—	3,891	774	1,166	270	1,377

NET OPERATING INCOME - PROPERTIES	10	3	—	—	1,826	365	—	—	6,917	1,378	3,393	784	2,530

OTHER INCOME (EXPENSE)
Interest income	—	—	—	—	3	1	—	—	16	3	10	2	6
Straight-line rent income	—	—	—	—	203	41	—	—	381	76	92	21	138
Straight-line ground rent	—	—	—	—	2	—	—	—	—	—	—	—	—
Above/below market rent	—	—	—	—	—	—	—	—	431	86	516	119	205
Interest expense	(1)	—	—	—	(2,093)	(419)	—	—	(1,542)	(307)	(783)	(181)	(907)
Amortization of finance costs	—	—	—	—	(69)	(14)	—	—	(220)	(44)	(306)	(71)	(129)
Above/below market interest expense	—	—	—	—	—	—	—	—	122	24	—	—	24
Asset and property management expense [2]	—	—	—	—	(32)	(6)	—	—	(171)	(34)	—	—	(40)
Other income/(expense)	(87)	(19)	—	—	—	—	—	—	(76)	(15)	4	1	(33)
Transaction costs	—	—	—	—	—	—	—	—	(10)	(2)	(147)	(34)	(36)
Fund INCOME	(78)	(16)	—	—	(160)	(32)	—	—	5,848	1,165	2,779	641	1,758

FEE INCOME
Asset and property management fees	—	—	—	—	—	—	—	—	41	8	(204)	(47)	(39)
Income tax benefit (provision)	(2)	—	—	—	(17)	(3)	—	—	(44)	(9)	—	—	(12)
Total Fee Income	(2)	—	—	—	(17)	(3)	—	—	(3)	(1)	(204)	(47)	(51)

PROMOTE, RCP AND OTHER INCOME
Equity in earnings (losses) from RCP investments	—	—	—	—	—	—	429	86	—	—	—	—	86
Gain on extinguishment of debt	—	—	—	—	—	—	—	—	(360)	(72)	—	—	(72)
Total Promote, RCP and Other Income	—	—	—	—	—	—	429	86	(360)	(72)	—	—	14

GENERAL AND ADMINISTRATIVE	82	18	(2)	—	(60)	(12)	(5)	(1)	(117)	(23)	(140)	(32)	(50)

Depreciation and amortization	(1)	—	—	—	(513)	(102)	—	—	(3,207)	(638)	(1,289)	(298)	(1,038)
Income before noncontrolling interest	1	2	(2)	—	(750)	(149)	424	85	2,161	431	1,146	264	633

Noncontrolling interest - OP	—	—	—	—	—	6	(15)	(3)	—	(17)	(43)	(10)	(24)

NET INCOME	$1	$2	$(2)	$—	$(750)	$(143)	$409	$82	$2,161	$414	$1,103	$254	$609

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.

[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

Funds from Operations ("FFO") [1]
(in thousands)

	2014	2013
	Current	Historic
	Quarter	Quarter
	3 months ended	3 months ended
Funds from operations ("FFO"):	March 31, 2014	March 31, 2013

Net Income	$21,595	$9,623
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates	8,140	6,544
Unconsolidated affiliates	713	550
Gain on sale of properties (net of noncontrolling interest share)
Consolidated affiliates	(12,393)	—
Income attributable to noncontrolling interests'
share in Operating Partnership	857	124
Distributions on Preferred OP Units [2]	6	5
FFO	$18,918	$16,846

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$18,918	$16,846
Straight line rent, net	(725)	(670)
Straight-line ground rent	—	21
Above/below market rent	(889)	(604)
Amortization of finance costs	374	299
Above/below market interest	(199)	(476)
Non real estate depreciation	127	102
Leasing commissions	(176)	(647)
Tenant improvements	(1,523)	(1,192)
Capital expenditures	(444)	(46)
Loss (gain) on extinguishment of debt	72	—
AFFO	$15,535	$13,633

Funds Available for Distribution ("FAD"):
AFFO	$15,535	$13,633
Scheduled principal repayments	(1,465)	(1,452)
FAD	$14,070	$12,181

Total weighted average shares and OP Units:
Basic	58,159	54,094
Diluted	58,419	54,531

FFO per share:
FFO per share - Basic	$0.33	$0.31
FFO per share - Diluted	$0.32	$0.31

AFFO per share - Basic	$0.27	$0.25
AFFO per share - Diluted	$0.27	$0.25

FAD per share - Basic	$0.24	$0.23
FAD per share - Diluted	$0.24	$0.22

Notes:

[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
[2] Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

EBITDA
(in thousands)

	Current Quarter
	Three months ended March 31, 2014
	Core
	Portfolio	Funds	TOTAL

NET INCOME	$ 20,986	$ 609	$21,595

Add back:
Depreciation and amortization	7,995	1,038	9,033
Interest expense	5,277	907	6,184
Amortization of finance costs	245	129	374
Above/below market interest	(175)	(24)	(199)
Gain on sale of properties	(12,393)	—	(12,393)
Provision for income taxes	105	12	117
Loss on extinguishment of debt	—	72	72
Noncontrolling interest - OP	839	24	863

EBITDA	$22,879	$2,767	$25,646

Core Portfolio
Same Property Performance [1]
(in thousands)

	Three months ended
			Growth in Same
	March 31, 2014	March 31, 2013	Property NOI -

Revenue
Minimum rents	$16,654	$15,950	4.6%
Expense reimbursements	4,906	4,396	3.4%
Other property income	193	252	(0.4)%

Total Revenue	21,753	20,598	7.6%

Expenses
Property operating - CAM & Real estate taxes	5,418	4,740	(4.5)%
Other property operating (Non-CAM)	465	640	1.1%

Total Expenses	5,883	5,380	(3.4)%

Same Property NOI - Core properties - Continuing Operations	$15,870	$15,218	4.3%

Other same property information
Physical Occupancy	95.2%	93.8%
Leased Occupancy	96.6%	94.2%

Notes:
[1] The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Fee income by Fund
(in thousands)

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Current Quarter ended March 31, 2014
Asset and property management fees	$11	$643	$1,440	$1,751	$119	$3,964
Transactional fees	11	1,011	502	185	472	2,181
Total management fees and priority distributions	$22	$1,654	$1,942	$1,936	$591	$6,145

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Consolidated		Noncontrolling	Company's	Pro-Rata
	Balance		Interest in	Interest in	Consolidated
	Sheet		Consolidated	Unconsolidated	Balance
	As Reported [1]		Subsidiaries	Subsidiaries	Sheet [2]		Notes
ASSETS
Real estate							[1] The interim consolidated balance sheet is unaudited, although it
Land	$354,846		$(105,852)	$30,984	$279,978		reflects all adjustments, which in the opinion of management,
Buildings and improvements	1,192,893		(341,830)	80,036	931,099		are necessary for the fair presentation of the consolidated
Construction in progress	5,764		(3,275)	902	3,391		balance sheet for the interim period.
	1,553,503		(450,957)	111,922	1,214,468
Less: accumulated depreciation	(232,301)		58,551	(9,173)	(182,923)		[2] The Company currently invests in Funds I, II, III & IV and Mervyns I & II
Net real estate	1,321,202		(392,406)	102,749	1,031,545		which are consolidated with the Company's financial statements.
							To provide investors with supplemental information, the Company's
Net real estate under development	369,407	[3]	(299,061)	2,191	72,537		investments in these joint ventures are reflected above on a pro-rata
							basis by calculating its ownership percentage for each of the asset
Cash and cash equivalents	72,792		(27,180)	4,652	50,264		and liability line items. Similarly, the presentation also includes
Cash in escrow	19,813		(11,595)	942	9,160		the Company's pro-rata share of assets and liabilities for
Restricted cash	94,737		(76,050)	—	18,687		unconsolidated investments which are accounted for under the equity
Investments in and advances to unconsolidated affiliates	178,068		(135,981)	(41,556)	531		method of accounting for the Company's financial statements.
Rents receivable, net	6,214		(2,504)	812	4,522
Straight-line rents receivable, net	23,798		(9,615)	1,283	15,466
Notes Receivable	119,639		—	215	119,854		[3] The components of Net real estate under development are as follows:
Deferred charges, net	29,989		(16,214)	1,812	15,587		Fund II	$338,094
Prepaid expenses and other assets	51,369		5,480	2,225	59,074	[4]	Fund III	29,560
Acquired lease intangibles	40,472		(10,166)	2,624	32,930		Fund IV	280
Assets of discontinued operations	18,362		(15,011)	—	3,351
							Total Funds	367,934
Total Assets	$2,345,862		$(990,303)	$77,949	$1,433,508		Core Portfolio	1,473
							Total	$369,407
LIABILITIES AND SHAREHOLDERS' EQUITY
							[4] The components of Prepaid expenses and other assets are as follows:
Mortgage notes payable	$1,106,612		$(622,857)	$78,764	$562,519		Due from Fund Investors	$27,131
Notes payable	380		—	—	380		Prepaid expenses	8,495
Valuation of debt at acquisition, net of amortization	1,692		—	66	1,758		Accrued interest on Notes Receivable	6,951
Acquired lease intangibles	22,233		(4,746)	4,421	21,908		Unsettled ATM Trades	3,832
Accounts payable and accrued expenses	41,472		(17,084)	2,663	27,051		Contract deposits	2,600
Dividends and distributions payable	13,741		—	—	13,741		Other	10,065
Share of losses in excess of inv. in unconsolidated affiliates	8,670		—	(8,670)	—		Total	$59,074
Other liabilities	20,155		(5,187)	705	15,673
Liabilities of discontinued operations	106		(87)	—	19
Total liabilities	1,215,061		(649,961)	77,949	643,049

Shareholders' equity:
Common shares	57		—	—	57
Additional paid-in capital	693,633		—	—	693,633
Accumulated other comprehensive loss	(407)		—	—	(407)
Retained earnings	46,325		—	—	46,325
Total controlling interest	739,608		—	—	739,608
Noncontrolling interest in subsidiary	391,193		(340,342)	—	50,851
Total shareholders' equity	1,130,801		(340,342)	—	790,459

Total Liabilities and Shareholders' Equity	$2,345,862		$(990,303)	$77,949	$1,433,508

Notes Receivable
(in thousands)

			Balance at							Underlying third-party
	Balance at	First	March 31, 2014			Stated	Effective			first mortgage
	December 31, 2013	Quarter		Accrued		Interest	Interest	Maturity	Extension
Investment	Principal	Activity	Principal	Interest	Total	Rate	Rate [1]	Dates	Options	Amount	Maturity Dates

First mortgage notes	$60,669	$(6,400)	$54,269	$717	$54,986	5.86%	6.01%	2014 to 2015	—	n/a	n/a

Mezzanine and other notes	65,987	(617)	65,370	6,236	71,606	12.62%	12.89%	2016 to 2020	—	293,919	2014 thru 2019

Total notes receivable	$126,656	$(7,017)	$119,639	$6,953	$126,592	9.55%	9.77%

Note:
[1] Inclusive of points and exit fees.

2014 Transactional Activity
(in thousands)

Acquisitions:

Property Name	Purchase Price	Ownership %	Month of Transaction	Location	Key Tenants

Core Portfolio:

Included with 2013 transaction totals
11 E. Walton	$44,000	100%	January	Chicago, IL	Marc Jacobs, Saint Laurent

2014 Transactions

61 Main Street	$7,300	100%	February	Westport, CT	Chico's
865 W. North Avenue	14,750	100%	March	Chicago, IL	Forever 21
252-256 Greenwich Avenue	24,450	100%	March	Greenwich, CT	Madwell, Calypso St. Barth, Jack Wills
152-154 Spring Street	38,000	90%	April	New York, NY	Kate Spade Saturday

Total	$84,500

Funds:

Fund IV:

Broughton Street Portfolio	$9,400	50%	February-April	Savannah, GA	—

Dispositions

Property Name	Disposition Price	Ownership %	Month of Transaction	Location	Key Tenants

Core Portfolio:

Walnut Hill [1]	$22,865	100%	March	Woonsocket, RI	Sears

Funds:

Fund III:

Sheepshead Bay	$20,200	100%	April	Brooklyn, NY	—

Structured Finance Investments:

Investment	Loan Amount	Effective Interest Rate	Month of Transaction	Maturity Date

Core Portfolio:

First Mortgage	$13,000	12.7%	April	October, 2015

Note:
[1] Represents non-recourse debt balance on Walnut Hill which was foreclosed on during March, 2014.

2014 Guidance
(in millions except per share amounts, all per share amounts are fully diluted)

		2014 Guidance	2013 Actual
Overall:

Fully diluted Common Shares and OP Units		59,000 - 61,000	55,954

Full year Funds from Operations ("FFO") per share		$1.30 to $1.40	$1.20

Earnings per Share ("EPS")	[1]	$0.68 to $0.77	$0.72

FFO Components:

Core and pro-rata share of Fund ("Fund") portfolio income		$80.5 to $85.0	$70.3

Asset and property management fee income, net of TRS taxes		$14.5 to $15.0	$17.6

Transactional fee income, net of TRS taxes		$6.0 to $6.5	$6.3

Promote, RCP and other income, net of TRS taxes		$0.5 to $1.0	$(0.6)

General and administrative expense		$(25.5) to $(25.0)	$(26.4)

Total		$76.0 to $82.5	$67.2

Note:

[1] Excludes transaction costs of $0.01 and the gain on the disposition of property, of $0.22 for the period ended March 31, 2014.

Net Asset Valuation Information
(in thousands)

	CORE			FUND I			FUND II				FUND III				FUND IV
				Fund Level	AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly		Annualized (x4)		%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income - Continuing Operations	$19,204	[1]	$76.816	—			$1,826	$7,304	20.00%	$1,461	$6.917	$27,668	19.90%	$5.506	$3.393	$13,572	23.12%	$3,138
Less:
(Income)/ loss from pre-stabilized assets [3]							—	—		—	(1,092)	(4,368)		(869)	(1,732)	(6,928)		(1,602)
(Income)/ loss from development projects [4]							—	—		—	(162)	(648)		(129)	(32)	(128)		(30)
Net Operating Income of stabilized assets							1,826	7,304		1,461	5,663	22,652		4,508	1,629	6,516		1,506

Costs to Date
Pre-stabilized assets [3]								$—		$—		$97,870		$19,477		$178,825		$41,344
Development projects [4]								314,200		62,840		36,000		7,164		13,000		3,006

Total Costs to Date								$314,200		$62,840		$133,870		$26,641		$191.825		$44.35

NAV Discontinued operations, net of debt								—		—		$19,500		$3,881

Debt			$405,214	$—				$328,473		$60,687		$282,476		$45,138		$199,850		$36,542

Gross asset value [2]				2,500
Net Asset Value				$2,500	37.78%	$945

Notes:
[1] Does not include a full quarter of NOI for those assets purchased during the fourth quarter 2013. See "Transactions Activity" page in this supplemental for descriptions of those acquisitions.
2 AKR pro-rata share of Fund I is the promote of 20% plus its co-investment share of the remainder (22% x 80%) for a total of 37.78%.
[3] Consists of the following projects:
Fund III:
640 Broadway
654 Broadway
Marcus Ave
Nostrand
Lincoln Park Centre
Fund IV:
719 Lincoln Rd
1650 Meridian Avenue
838 Lincoln Road

2819 Kennedy Blvd
Paramus Plaza
1151 Third Avenue

[4] See "Redevelopment Activity" page in this supplemental

Selected Financial Ratios
(in thousands)

	Three months ended March 31,			Three months ended March 31,	Three months ended December 31,

	2014	2013		2014	2013
COVERAGE RATIOS [1]			LEVERAGE RATIOS

Fixed-Charge Coverage Ratios			Debt [4]	$562,899	$ 518,258
			Total Market Capitalization	2,118,292	1,949,014
EBITDA [2] divided by:	$22,879	$18,844	Debt/Total Market Capitalization	27%	27%
Interest expense	5,277	4,844
Principal Amortization	1,252	607	Debt [6]	493,948	$ 450,232
Preferred Dividends [3]	6	5	Total Market Capitalization	2,049,341	1,880,988
Fixed-Charge Coverage Ratio - Core Portfolio	3.5x	3.5x	Net Debt/Total Market Capitalization	24%	24%

EBITDA divided by:	$25,646	$22,484	Debt + Preferred Equity (Preferred O.P. Units)	$563,560	$ 518,880
Interest expense	6,184	5,776	Total Market Capitalization	2,118,292	1,949,014
Principal Amortization	1,465	814	Debt+Preferred Equity/Total Market Capitalization	27%	27%
Preferred Dividends	6	5
Fixed-Charge Coverage Ratio - Core Portfolio			Debt	$405,214	$ 369,258
and Funds	3.4x	3.4x	EBITDA (Annualized)	91,516	77,732
			Debt/EBITDA - Core Portfolio	4.4x	4.8x
Payout Ratios
			Debt [5]	$364,419	$ 333,709
Dividends (Shares) & Distributions (OP Units) paid	$13,741	$11,763	EBITDA (Annualized)	91,516	77,732
FFO	18,918	16,846	Net Debt/EBITDA - Core Portfolio	4.0x	4.3x
FFO Payout Ratio	73%	70%
			Debt [4]	$562,899	$ 518,258
Dividends (Shares) & Distributions (OP Units) paid	$13,741	$11,763	EBITDA (Annualized)	102,584	91,992
AFFO	15,535	13,633	Debt/EBITDA - Core Portfolio and Funds	5.5x	5.6x
AFFO Payout Ratio	88%	86%
			Debt [6]	$493,948	$ 450,232
Dividends (Shares) & Distributions (OP Units) paid	$13,741	$11,763	EBITDA (Annualized)	102,584	91,992
FAD	14,070	12,819	Net Debt/EBITDA - Core Portfolio and Funds	4.8x	4.9x
FAD Payout Ratio	98%	92%
			NOI (Annualized)	$76,816	$ 70,256
			Debt	405,214	369,258
Notes:			Debt Yield - Core Portfolio	19%	19%
[1]Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
[2]See page 8 for a calculation of EBITDA.
[3]Represents preferred distributions on Preferred Operating partnership Units.
[4]Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
[5]Reflects debt net of the current Core Portfolio cash balance at end of period.
[6]Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

			NOI (Annualized)	$76,816	$ 70,256
			Debt [5]	364,419	333,709
			Net Debt Yield - Core Portfolio	21%	21%

			NOI (Annualized)	$86,936	$ 79,248
			Debt [4]	562,899	518,258
			Debt Yield - Core Portfolio and Funds	15%	15%

			NOI (Annualized)	$86,936	$ 79,248
			Debt [6]	493,948	450,232
			Net Debt Yield - Core Portfolio and Funds	18%	18%

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt [3]	Debt [4]	As Reported

Fixed-Rate Debt [1]	$376,491	5.2%	$70,420	4.7%	$446,911	5.1%	79%	$390,849	$(47,486)	$790,274
Variable-Rate Debt	28,723	1.7%	87,265	2.1%	115,988	2.0%	21%	232,009	(31,279)	316,718

Total	$405,214	4.9%	$157,685	3.3%	$562,899	4.5%	100%	$622,858	$(78,765)	1,106,992
Unamortized premium										1,692
Total debt as reported										$1,108,684

Notes:
[1] Fixed-rate debt includes notional principal fixed through swap transactions.
[2] Represents the Company's pro-rata share of debt based on its percent ownership.
[3] Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
[4] Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Portfolio Debt - Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	March 31, 2014	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Clark Diversey	Acadia	$4,152	100.0%	$4,152	6.35%	7/1/2014	None
New Loudon Center	Acadia	13,297	100.0%	13,297	5.64%	9/6/2014	None
Crossroads Shopping Center	Crossroads JV	57,970	49.0%	28,405	5.37%	12/1/2014	None
Crescent Plaza	Acadia	16,673	100.0%	16,673	4.98%	9/6/2015	None
Pacesetter Park Shopping Center	Acadia	11,474	100.0%	11,474	5.12%	11/6/2015	None
Elmwood Park Shopping Center	Acadia	32,605	100.0%	32,605	5.53%	1/1/2016	None
Chicago Portfolio	Acadia	15,483	100.0%	15,483	5.61%	2/1/2016	None
The Gateway Shopping Center	Acadia	19,668	100.0%	19,668	5.44%	3/1/2016	None
330-340 River Street	Acadia	10,846	100.0%	10,846	5.29%	5/1/2016	1 x 60 mos.
Brandywine Town Center	Brandywine JV	166,200	22.2%	36,933	5.99%	7/1/2016	None
Rhode Island Place Shopping Center	Acadia	16,147	100.0%	16,147	6.35%	12/1/2016	None
Convertible Notes	Acadia	380	100.0%	380	3.75%	12/15/2016	None
239 Greenwich Avenue	Acadia	26,000	75.0%	19,500	5.42%	2/11/2017	None
639 West Diversey	Acadia	4,317	100.0%	4,317	6.65%	3/1/2017	None
Merrillville Plaza	Acadia	25,750	100.0%	25,750	5.88%	8/1/2017	None
Georgetown Portfolio	Acadia	18,114	50.0%	9,057	4.72%	12/10/2027	None
Interest rate swaps [1]	Acadia	111,972	99.8%	111,804	4.15%	Various

Sub-Total Fixed-Rate Debt		551,048		376,491	5.17%

Variable-Rate Debt

Unsecured Line of Credit [2]	Acadia	15,000	100.0%	15,000	Libor + 155	1/31/2016	1 x 12 mos.
664 N. Michigan	Acadia	45,000	100.0%	45,000	Libor + 165	6/28/2018	1 x 60 mos.
Unsecured Term Loan	Acadia	50,000	100.0%	50,000	Libor + 140	11/25/2018	None
4401 N White Plains Road	Acadia	6,234	100.0%	6,234	Libor + 190	9/1/2022	None
28 Jericho Turnpike	Acadia	16,059	100.0%	16,059	Libor + 190	1/23/2023	None
60 Orange Street	Acadia	8,402	98.0%	8,234	Libor + 175	4/3/2023	None
Interest rate swaps [1]	Acadia	(111,972)	99.8%	(111,804)	Libor + 190

Sub-Total Variable-Rate Debt		28,723		28,723	Libor + 160

Total Core Portfolio Debt		$579,771		$405,214	4.92%

Portfolio Debt - Detail (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	March 31, 2014	Percent	Amount	Rate	Date	Options

Funds

Fixed-Rate Debt
Lincoln Road [6]	Fund III	$19,384	18.9%	$3,665	6.14%	8/11/2014	None
CityPoint	Fund II	20,000	18.8%	3,766	7.25%	11/1/2014	None
Arundel Plaza [7]	Fund III	8,920	17.9%	1,598	5.60%	4/1/2015	None
216th Street [3]	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
CityPoint	Fund II	198,500	18.8%	37,375	4.75%	2019 9	None

CityPoint [8]	Fund II	5,262	18.8%	991	1.00%	8/23/2019	None
Interest rate swaps [1]	Funds II & III	94,525	19%	17,971	3.64%	Various

Sub-Total Fixed-Rate Debt		372,091		70,420	4.71%

Variable-Rate Debt

210 Bowery	Fund IV	$4,600	23.1%	$1,064	Libor + 195	6/1/2014	1 x 12 mos.
Parkway Crossing [7]	Fund III	13,238	17.9%	2,372	Libor + 220	1/1/2015	2 x 12 mos.
Liberty Avenue [3]	Fund II	9,061	19.8%	1,796	Libor + 275	4/30/2015	None
640 Broadway	Fund III	22,750	10%	2,264	Libor + 295	7/1/2015	1 x 12 mos.
CityPoint	Fund II	20,650	18.8%	3,888	Libor + 350	8/12/2015	None
CityPoint	Fund II	20,000	18.8%	3,766	Libor + 500	8/23/2015	1 x 12 mos.
Cortlandt Towne Center	Fund III	84,550	19.9%	16,825	Libor + 165	10/26/2015	None
New Hyde Park Shopping Center	Fund III	7,745	19.9%	1,541	Libor + 225	11/10/2015	2 x 12 mos.
Acadia Strategic Opportunity IV LLC [4]	Fund IV	73,650	23.1%	17,028	Libor + 165	11/20/2015	1 x 12 mos.
Nostrand Avenue	Fund III	12,437	19.9%	2,475	Libor + 265	2/1/2016	2 x 12 mos.
Heritage Shops	Fund III	24,500	19.9%	4,876	Libor + 155	2/28/2016	2 x 12 mos.
Promenade at Manassas	Fund IV	25,000	22.8%	5,696	Libor + 140	11/19/2016	2 x 12 mos.
Lincoln Park Centre	Fund III	23,000	19.9%	4,578	Libor + 145	12/3/2016	2 x 12 mos.
654 Broadway	Fund III	9,000	19.9%	1,791	Libor + 188	3/7/2017	2 x 12 mos.
161st Street [3]	Fund II	29,500	19.8%	5,847	Libor + 250	4/1/2018	None
Lincoln Road	Fund IV	84,000	22.0%	18,450	Libor + 160	6/14/2018	None
Paramus Plaza	Fund IV	12,600	11.6%	1,457	Libor + 170	2/20/2019	None
White City Shopping Center [5]	Fund III	56,952	16.7%	9,522	Libor + 215	2/19/2021	None
Interest rate swaps [1]	Funds II & III	(94,525)	19.0%	(17,971)	Libor + 232

Sub-Total Variable-Rate Debt		438,708		87,265	Libor + 193

Total Funds Portfolio Debt		$810,799		$157,685	3.26%

Total Debt		$1,390,570		$562,899	4.46%

Portfolio Debt - Notes
(in thousands)

[1] The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements
[2] This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000.
The interest rate will vary based on levels of leverage. As of March 31, 2014, the interest rate is LIBOR + 155 basis points.
[3] Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20.0%, or 19.8%.
[4] Total current availability under this facility is $150,000. Fund IV also has the ability to increase the size of this facility to a total of $248,203.
[5] Fund III is an 84.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 84.0% x 19.9%, or 16.7%.
[6] Fund III is a 95.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 95.0% x 19.9%, or 18.9%.
[7] Fund III is a 90.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 90.0% x 19.9%, or 17.9%.
[8] This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan at the end of the term.
[9] The maturity date of this loan is five years after the final advancing of funds which is currently anticipated to occur by the end of 2014.

Future Debt Maturities [1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2014	$3,713	$74,404	$78,117	$3,158	$45,278	$48,436	5.47%	5.47%	n/a
2015	3,681	27,344	31,025	3,517	27,344	30,861	5.04%	5.04%	n/a
2016	2,104	272,951	275,055	1,934	143,685	145,619	5.88%	5.88%	n/a
2017	1,460	54,549	56,009	1,281	48,049	49,330	5.72%	5.72%	n/a
2018	1,247	95,000	96,247	1,059	95,000	96,059	1.57%	n/a	1.57%
Thereafter	7,944	35,374	43,318	5,947	28,962	34,909	2.99%	4.72%	2.03%
Total	$20,149	$559,622	$579,771	$16,896	$388,318	$405,214

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2014	$2,665	$52,687	$55,352	$471	$10,224	$10,695	5.74%	6.71%	2.98%
2015	2,740	248,542	251,282	482	48,777	49,259	2.54%	5.60%	2.44%
2016	927	83,897	84,824	166	17,422	17,588	2.02%	n/a	2.02%
2017	777	88,819	89,596	125	15,914	16,039	4.02%	5.80%	2.77%
2018	162	113,500	113,662	19	24,297	24,316	2.00%	n/a	2.00%
Thereafter	28	216,055	216,083	5	39,783	39,788	4.65%	4.65%	n/a
Total	$7,299	$803,500	$810,799	$1,268	$156,417	$157,685

Note:
[1] Does not include any applicable extension options

Core Portfolio Retail Properties - Detail
										Leased				Annualized
		Year	Acadia's	Gross Leaseable Area			In Place Occupancy			Occupancy	Annualized Base Rent PSF			Base Rent
Property	Key Tenants	Acquired	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Total

STREET RETAIL
Chicago Metro

664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	—	18,141	18,141	—	100.0%	100.0%	100.0%	$—	$232.77	$232.77	$4,222,759
Rush and Walton Streets Collection - 6 properties	Lululemon, Brioni, BHLDN, Marc Jacobs	2011/12	100.0%	—	41,432	41,432	—	100.0%	100.0%	100.0%	—	148.96	148.96	6,171,575
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	16,500	29,759	46,259	100.0%	100.0%	100.0%	100.0%	54.55	33.92	41.27	1,909,285
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira, Hanig Shoes	2011/12	100.0%	—	23,415	23,415	—	100.0%	100.0%	100.0%	—	50.50	50.50	1,182,403
Halsted and Armitage Collection - 9 properties	Intermix, BCBG, Club Monaco	2011/12	100.0%	—	44,658	44,658	—	90.0%	90.0%	90.0%	—	43.63	43.63	1,753,649
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt, Chase Bank	2011/14	100.0%	—	51,255	51,255	—	65.3%	65.3%	65.3%	—	32.33	32.33	1,081,722
				16,500	208,660	225,160	100.0%	97.0%	97.2%	98.2%	54.55	79.75	77.85	17,041,393
New York Metro
83 Spring Street	Paper Source	2012	100.0%	—	3,000	3,000	—	100.0%	100.0%	100.0%	—	207.96	207.96	623,884
Mercer Street	3 X 1 Denim	2011	100.0%	—	3,375	3,375	—	100.0%	100.0%	100.0%	—	120.44	120.44	406,494
West 54th Street	Stage Coach Tavern	2007	100.0%	—	5,773	5,773	—	92.4%	92.4%	100.0%	—	411.60	411.60	2,195,570
61 Main Street	Chicos	2014	100.0%	—	3,400	3,400	—	100.0%	100.0%	100.0%	—	103.40	103.40	351,560
181 Main Street	TD Bank	2012	100.0%	—	11,350	11,350	—	100.0%	100.0%	100.0%	—	74.77	74.77	848,683
4401 White Plains Road	Walgreens	2011	100.0%	12,964	—	12,964	100.0%	—	100.0%	100.0%	48.21	—	48.21	625,000
Bartow Avenue	Sleepy's	2005	100.0%	—	14,676	14,676	—	100.0%	100.0%	100.0%	—	31.33	31.33	459,779
239 Greenwich Avenue	Restoration Hardware	1998	75.0%	—	16,834	16,834	—	100.0%	100.0%	100.0%	—	92.35	92.35	1,554,663
252-264 Greenwich Avenue	Madewell, Calypso, Jack Wills	2014	100.0%	—	9,172	9,172	—	100.0%	100.0%	100.0%	—	131.14	131.14	1,202,772
Third Avenue	Planet Fitness	2006	100.0%	21,650	18,670	40,320	100.0%	100.0%	100.0%	100.0%	21.65	21.79	21.71	875,456
868 Broadway	Dr Martens	2013	100.0%	—	2,031	2,031	—	100.0%	100.0%	100.0%	—	326.05	326.05	662,202
313-315 Bowery [1]	John Varvatos, Patagonia	2013	100.0%	—	6,600	6,600	—	100.0%	100.0%	100.0%	—	66.00	66.00	435,600
120 West Broadway	HSBC Bank, Citibank	2013	100.0%	—	13,938	13,938	—	87.1%	87.1%	100.0%	—	141.74	141.74	1,720,569
				34,614	108,819	143,433	100.0%	97.9%	98.4%	100.0%	31.60	101.98	84.72	11,962,232
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	—	22,907	22,907	—	100.0%	100.0%	100.0%	—	55.89	55.89	1,280,164
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	24,996	32,533	57,529	100.0%	92.3%	95.7%	95.7%	12.50	40.80	27.95	1,537,929
M Street and Wisonsin Corridor - 7 Properties	Lacoste, Juicy Couture, Coach	2011	63.5%	—	32,324	32,324	—	93.4%	93.4%	93.4%	—	78.11	78.11	2,359,131
				24,996	87,764	112,760	100.0%	95.4%	96.4%	96.4%	12.50	58.09	47.61	5,177,224
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	54,226	—	54,226	100.0%	—	100.0%	100.0%	20.85	—	20.85	1,130,470
				54,226	—	54,226	100.0%	—	100.0%	100.0%	20.85	—	20.85	1,130,470

Total Street Retail				130,336	405,243	535,579	100.0%	96.9%	97.7%	98.5%	$26.37	$81.16	$67.51	$35,311,319

Acadia Share Total Street Retail				130,336	388,373	518,709	100.0%	97.0%	97.7%	98.6%	$26.37	$81.31	$67.19	$34,060,525

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded. East 17th and

613-623 West Diversey Parkway are under redevelopment
[1] The annualized base rent is reflective of the annual base rent paid to Acadia by the master lessee and does not reflect the rent paid by the retail tenants at the property.

Core Portfolio Retail Properties - Detail (continued)
										Leased				Annualized
		Year	Acadia's	Gross Leaseable Area			Occupancy			Occupancy	Annualized Base Rent PSF			Base Rent
Property	Anchors	Acquired	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Total
SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	1998	100.0%	62,610	86,460	149,070	100.0%	95.3%	97.3%	97.3%	25.26	24.77	24.98	3,622,928
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	46,724	57,832	104,556	100.0%	90.5%	94.8%	94.8%	13.32	15.26	14.35	1,421,546
60 Orange Street	Home Depot	2012	98.0%	101,715	—	101,715	100.0%	—	100.0%	100.0%	6.83	—	6.83	695,000

New York
Village Commons Shopping Center		1998	100.0%	—	87,330	87,330	—	100.0%	100.0%	100.0%	—	31.25	31.25	2,729,371
Branch Plaza	LA Fitness, CVS	1998	100.0%	74,050	52,223	126,273	75.7%	76.5%	76.0%	76.0%	21.35	30.95	25.34	2,432,202
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	37,266	26,024	63,290	100.0%	100.0%	100.0%	100.0%	20.00	46.10	30.73	1,945,137
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	52,052	45,552	97,604	100.0%	76.2%	88.9%	88.9%	8.48	18.56	12.51	1,085,159
LA Fitness	LA Fitness	2007	100.0%	55,000	—	55,000	100.0%	—	100.0%	100.0%	25.30	—	25.30	1,391,500
Crossroads Shopping Center	Kmart, Home Goods, Modell's	1998	49.0%	202,727	107,779	310,506	80.4%	74.8%	78.5%	96.0%	9.93	44.83	21.47	5,231,941
New Loudon Center	Marshalls, Price Chopper	1993	100.0%	251,058	4,615	255,673	100.0%	100.0%	100.0%	100.0%	7.32	28.26	7.70	1,968,427
28 Jericho Turnpike	Kohl's	2012	100.0%	96,363	—	96,363	100.0%	—	100.0%	100.0%	17.12	—	17.12	1,650,000

Connecticut
Town Line Plaza[1]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	163,159	43,187	206,346	100.0%	88.9%	97.7%	97.7%	14.72	17.74	15.83	1,650,467

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	120,004	10,017	130,021	100.0%	100.0%	100.0%	100.0%	6.66	22.84	7.91	1,027,936
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	156,985	61,152	218,137	100.0%	71.8%	92.1%	92.1%	7.51	12.06	8.50	1,707,943

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	73,184	28,471	101,655	100.0%	100.0%	100.0%	100.0%	19.00	21.87	19.80	2,013,220

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	51,692	47,445	99,137	100.0%	90.5%	95.5%	95.5%	4.64	21.03	12.08	1,143,189

Indiana
Merrillville Plaza	Art Van Furniture, TJ Maxx	1998	100.0%	123,369	112,819	236,188	100.0%	79.4%	90.1%	97.0%	10.72	18.76	14.10	3,002,139

Michigan
Bloomfield Towne Square	Best Buy, Home Goods,	1998	100.0%	153,839	82,837	236,676	100.0%	100.0%	100.0%	100.0%	11.12	22.19	14.99	3,548,369
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station	Babies 'R' Us, Office Depot	1999	100.0%	58,185	67,944	126,129	100.0%	68.7%	83.1%	83.1%	9.49	16.44	12.58	1,319,606

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	2003	22.2%	852,261	48,608	900,869	94.5%	91.4%	94.3%	94.3%	15.97	20.44	16.20	13,771,219
	Target, Dick's Sporting Goods
Market Square Shopping Center	TJ Maxx, Trader Joe's	2003	22.2%	42,850	59,197	102,047	100.0%	100.0%	100.0%	100.0%	17.05	32.33	25.91	2,644,439

Naamans Road		2006	22.2%	—	19,984	19,984	—	100.0%	100.0%	100.0%	—	43.41	43.41	867,517

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	104,956	1,900	106,856	100.0%	100.0%	100.0%	100.0%	1.95	18.95	2.25	240,664
Plaza 422	Home Depot, Dunham Sports	1993	100.0%	139,968	16,311	156,279	100.0%	100.0%	100.0%	100.0%	4.83	9.80	5.35	835,956
Route 6 Plaza	Kmart	1994	100.0%	146,568	29,021	175,589	100.0%	94.8%	99.1%	99.1%	6.04	13.80	7.27	1,265,198
Chestnut Hill		2006	100.0%	—	37,646	37,646	—	100.0%	100.0%	100.0%	—	19.16	19.16	721,133
Abington Towne Center [2]	Target, TJ Maxx	1998	100.0%	184,616	31,662	216,278	100.0%	100.0%	100.0%	100.0%	10.50	27.59	19.72	1,157,028

Total Suburban Properties				3,351,201	1,166,016	4,517,217	96.9%	88.3%	94.7%	96.2%	$11.89	$24.78	$15.19	$61,089,234

Acadia Share Total Suburban Properties				2,549,559	1,011,654	3,561,213	98.1%	88.2%	95.3%	96.5%	$10.76	$23.30	$14.32	$44,964,191

TOTAL CORE PROPERTIES				3,481,537	1,571,259	5,052,796	97.0%	90.5%	95.0%	96.5%	$12.50	$40.35	$21.21	$96,400,553

Acadia Share Total Core Properties				2,679,895	1,400,027	4,079,922	98.2%	90.6%	95.6%	96.8%	$11.61	$40.52	$21.68	$ 79,024,715

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

[1] Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot
[2] Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR)

		Pro-Rata
	Number of stores	Combined		Percentage of Total
	in Core			Percentage of
Tenant	portfolio	GLA	Base Rent	Portfolio GLA	Base Rent

LA Fitness	2	100,000	$2,336,500	2.3%	3.3%

Ann Taylor Loft	2	14,174	2,103,946	0.3%	3%

Stop and Shop (Ahold)	3	155,177	1,948,635	3.6%	2.7%

Supervalu (Shaw's)	2	123,409	1,907,456	2.8%	2.7%

Home Depot	3	312,718	1,827,600	7.2%	2.6%

TJX Companies	8	209,198	1,625,642	4.8%	2.3%
-- TJ Maxx	5	120,123	854,724	2.7%	1.2%
-- Marshalls	1	37,212	167,454	0.9%	0.2%
-- Home Goods	2	51,863	603,464	1.2%	0.9%

Walgreens	3	37,499	1,412,716	0.9%	2.0%

Citibank	5	17,283	1,239,117	0.4%	1.7%

Kmart	3	273,969	1,170,078	6.3%	1.7%

TD Bank	2	15,560	1,028,996	0.4%	1.5%

JP Morgan Chase Bank	6	30,344	1,028,751	0.7%	1.5%
Trader Joe's	2	19,094	967,216	0.4%	1.4%
Urban Outfitters	2	19,902	879,450	0.5%	1.2%
Dicks Sporting Goods	2	59,805	860,471	1.4%	1.2%
Sleepy's	5	31,843	852,469	0.7%	1.2%
HSBC Bank	2	5,686	845,879	0.1%	1.2%
Gap (Banana Republic and Old Navy)	3	13,835	844,928	0.3%	1.2%
Rite Aid	2	26,633	764,030	0.6%	1.1%
Dollar Tree	7	70,672	722,059	1.6%	1.0%
Pier 1 Imports	3	24,666	710,192	0.6%	1.0%

TOTAL	67	1,561,467	$25,076,131	35.9%	35.5%

Notes:
General Note - Does not include tenants that operate at only one of Acadia's properties.

Core Portfolio Lease Expirations

	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M 1	1	25,000	0.8%	$8.25	0.5%	3	9,954	0.7%	$23.43	0.4%	4	34,954	0.8%	$12.57	0.5%
2014	4	195,594	6.3%	7.25	3.6%	38	122,727	8.6%	36.43	7.8%	42	318,321	7.0%	18.50	6.1%
2015	5	252,594	8.1%	13.46	8.7%	34	120,496	8.5%	25.11	5.3%	39	373,090	8.2%	17.22	6.7%
2016	7	272,962	8.7%	10.58	7.4%	56	250,745	17.6%	25.81	11.3%	63	523,707	11.5%	17.87	9.7%
2017	6	311,806	10.0%	11.80	9.4%	51	205,267	14.4%	38.33	13.7%	57	517,073	11.4%	22.33	12.0%
2018	6	477,582	15.3%	11.29	13.8%	55	175,383	12.3%	33.67	10.3%	61	652,965	14.4%	17.30	11.7%
2019	6	210,728	6.7%	10.50	5.7%	21	63,727	4.5%	66.32	7.4%	27	274,455	6.0%	23.47	6.7%
2020	6	329,713	10.6%	12.12	10.2%	23	76,841	5.4%	45.69	6.1%	29	406,554	8.9%	18.46	7.8%
2021	7	220,653	7.1%	16.65	9.4%	17	85,620	6.0%	37.04	5.5%	24	306,273	6.7%	22.35	7.1%
2022	2	69,837	2.2%	26.15	4.7%	24	97,150	6.8%	50.51	8.6%	26	166,987	3.7%	40.32	7.0%
2023	3	132,322	4.2%	11.63	3.9%	16	79,813	5.6%	45.78	6.4%	19	212,135	4.7%	24.48	5.4%
Thereafter	14	623,328	20.0%	14.10	22.5%	23	134,431	9.5%	73.89	17.3%	37	757,759	16.7%	24.71	19.4%
Total	67	3,122,119	100.0%	$12.50	100.0%	361	1,422,154	100.0%	$40.35	100.0%	428	4,544,273	100.0%	$21.21	100.0%

		254,916	Anchor GLA Owned by Tenants									254,916	Anchor GLA Owned by Tenants
		104,502	Total Vacant				149,105	Total Vacant				253,607	Total Vacant
		3,481,537	Total Square Feet				1,571,259	Total Square Feet				5,052,796	Total Square Feet

Notes:
[1] Leases currently under month to month or in process of renewal

Core Portfolio - New and Renewal Rent Spreads [1]

	Period ended
	March 31, 2014
	GAAP [3]	Cash [2]
New leases
Number of new leases executed	3	3
GLA	16,489	16,489
New base rent	$100.35	$86.66
Previous base rent (and percentage rent)	$46.12	$46.61
Average cost per square foot	$188.58	$188.58
Weighted Average Lease Term (years)	11.8	11.8
Percentage growth in base rent	117.6%	85.9%

Renewal leases
Number of renewal leases executed	3	3
GLA	7,450	7,450
New base rent	$27.05	$25.99
Expiring base rent (and percentage rent)	$22.23	$22.23
Average cost per square foot	$—	$—
Weighted Average Lease Term (years)	5.3	5.3
Percentage growth in base rent	21.7%	16.9%

Total new and renewal Leases
Number of new and renewal leases executed	6	6
GLA commencing	23,939	23,939
New base rent	$77.54	$67.78
Expiring base rent (and percentage rent)	$38.69	$39.02
Average cost per square foot	$129.89	$129.89
Weighted Average Lease Term (years)	9.7	9.7
Percentage growth in base rent	100.4%	73.7%

Notes:
[1] Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
[2] Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
[3] Rents are calculated on a straight-line basis.

Core Portfolio Capital Expenditures
Current Quarter

	Current Quarter
	3 months ended	Prior Year ended
	March 31, 2014	December 31, 2013

Leasing Commissions	$176	$1,676
Tenant Improvements	1,523	4,057
Capital Expenditures	444	2,592
Total Capital Expenditures	$2,143	$8,325

Other redevelopment and re-anchoring related activities	—	$ 5,953	[1]

Notes:
[1] Consists of $2,278 of costs associated with the re-anchoring of Crossroads, $1,948 of costs associated with the re-tenanting of Merrillville Plaza, $890 of costs associated with the re-anchoring of Branch Plaza and $836k of costs associated with the installation of a new tenant at a Chicago Street Retail asset.

Property Demographics - Core
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income
Core - Street Retail

664 N. Michigan Avenue	Chicago	IL	$4,222,759	18,141	295,897	163,646	$74,143	$115,275
Rush and Walton Streets Collection - 6 properties	Chicago	IL	6,171,575	41,432	319,505	178,056	75,196	116,122
613-623 West Diversey Parkway	Chicago	IL	—	653,559	404,680	217,820	70,480	105,904
651-671 West Diversey	Chicago	IL	1,909,285	46,259	413,506	220,785	70,198	105,234
Clark Street and W. Diversey Collection - 3 properties	Chicago	IL	1,182,403	23,415	406,523	217,890	70,388	105,694
Halsted and Armitage Collection - 9 properties	Chicago	IL	1,753,649	44,658	443,549	238,098	72,697	108,583
North Lincoln Park Chicago Collection - 6 properties	Chicago	IL	1,801,722	51,255	496,377	247,811	68,233	99,096

83 Spring Street	Manhattan	NY	623,884	3,000	981,658	479,147	85,920	121,994
Mercer Street	Manhattan	NY	406,494	3,375	942,758	457,309	85,389	121,063
West 54th Street	Manhattan	NY	2,195,570	5,773	1,249,501	636,418	91,179	137,662
181 Main Street	Westport	CT	848,683	11,350	46,401	17,290	132,350	187,954
4401 White Plains Road	Bronx	NY	625,000	12,964	571,325	214,126	52,977	65,542
Bartow Avenue	Bronx	NY	459,779	14,676	578,872	215,091	47,890	58,583
239 Greenwich Avenue	Greenwich	CT	1,554,663	16,834	67,092	24,790	112,373	169,820
252-264 Greenwich Avenue	Greenwich	CT	1,202,772	9,172	67,228	25,117	110,894	176,008
Third Avenue	Bronx	NY	875,456	40,320	1,239,993	443,231	35,628	49,095
868 Broadway	Manhattan	NY	662,202	2,031	1,077,976	547,276	91,410	134,095
313-315 Bowery	Manhattan	NY	435,600	6,600	1,032,158	506,284	85,730	122,785
120 West Broadway	Manhattan	NY	1,720,569	13,938	878,321	422,645	85,293	121,409

1739-53 & 1801-03 Connecticut Avenue	Washington	DC	1,280,164	22,907	338,815	164,797	81,801	108,533
Rhode Island Place Shopping Center	Washington	DC	1,537,929	57,529	348,349	157,678	66,984	86,314
M Street and Wisconsin Corridor - 7 properties	Georgetown	DC	2,359,131	32,324	321,861	160,430	87,539	114,211

330-340 River Street	Cambridge	MA	1,130,470	54,226	492,750	214,634	65,037	91,540

Total Core Street Retail
Average - Total			$713,464	24,199	437,876	217,148	$66,515	$97,524
Weighted Average - Based on base rent					455,645	229,330	$77,876	$115,134

Property Demographics - Core (continued)
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Core - Suburban Properties

	Elmwood Park Shopping Center	Elmwood Park	NJ	$ 3,622,928	149,070	252,982	84,585	$ 60,290	$ 69,299
	Marketplace of Absecon	Absecon	NJ	1,421,546	104,556	32,668	11,471	61,717	73,395
	60 Orange Street	Bloomfield	NJ	695,000	101,715	338,909	125,166	56,211	67,492
	Village Commons Shopping Center	Smithtown	NY	2,729,371	87,330	67,473	22,922	109,170	123,046
	Branch Plaza	Smithtown	NY	2,432,202	126,273	67,554	22,991	108,660	122,359
	Amboy Center	Staten Island	NY	1,945,137	63,290	151,900	55,451	87,868	98,504
	Pacesetter Park Shopping Center	Pomona	NY	1,085,159	97,604	36,144	11,216	112,281	126,247
	LA Fitness	Staten Island	NY	1,391,500	55,000	128,131	45,167	79,348	89,832
	Crossroads Shopping Center	White Plains	NY	5,231,941	310,506	109,134	42,516	96,092	118,263
	New Loudon Center	Latham	NY	1,968,427	255,673	42,827	17,479	67,391	81,548
	28 Jericho Turnpike	Westbury	NY	1,650,000	96,363	95,953	29,144	108,872	129,163
	Town Line Plaza	Rocky Hill	CT	1,650,467	206,346	46,399	19,437	72,685	86,521
	Methuen Shopping Center	Methuen	MA	1,027,936	130,021	99,701	34,864	50,705	60,706
	Crescent Plaza	Brockton	MA	1,707,943	218,137	98,838	34,781	57,332	64,961
	The Gateway Shopping Center	So. Burlington	VT	2,013,220	101,655	48,384	19,261	51,446	63,537
	Hobson West Plaza	Naperville	IL	1,143,189	99,137	94,989	34,059	103,910	126,405
	Merrillville Plaza	Hobart	IN	3,002,139	236,188	26,123	10,805	47,909	58,578
	Bloomfield Towne Square	Bloomfield Hills	MI	3,548,369	236,676	56,773	22,617	62,547	94,909
	Mad River Station	Dayton	OH	1,319,606	126,129	65,307	28,938	56,592	69,153
	Mark Plaza	Edwardsville	PA	240,664	106,856	86,196	36,839	37,495	45,983
	Plaza 422	Lebanon	PA	835,956	156,279	45,792	18,157	44,301	52,611
	Route 6 Plaza	Honesdale	PA	1,265,198	175,589	6,832	2,962	37,786	44,999
	Chestnut Hill	Philadelphia	PA	721,133	37,646	147,436	62,292	58,777	77,506
	Abington Towne Center	Abington	PA	1,157,028	216,278	89,439	35,119	78,159	95,124

Total Core Suburban Properties
Average - Total				$ 1,825,252	145,597	93,162	34,510	$ 71,148	$ 85,006
Weighted Average - Based on base rent						92,932	33,906	$ 74,994	$ 90,219

	Brandywine/Mkt Sq./Naamans Rd [1]	Wilmington	DE	17,283,175	1,022,900	507,575	193,705	72,923	88,573

Notes:
[1] Based on 10 mile radius demographics given the unique trade market for this asset. This has been excluded from the average calculations of 3-mile radius due to its unique trade market.

Property Demographics - Funds
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Fund II
	216th Street	Manhattan	NY	2,574,000	60,000	963,175	337,894	37,629	48,228
	161st Street	Bronx	NY	6,001,724	232,252	1,274,128	450,383	33,329	45,066
	Liberty Avenue	Queens	NY	937,724	26,125	639,405	$213,464	55,561	67,368

Fund II
Average - Total				$4,287,862	146,126	958,903	333,914	$42,173	$53,554
Weighted Average - Based on base rent						1,180,796	416,619	$34,620	$46,015

	Fund III
	Cortlandt Towne Center	Mohegan Lake	NY	9,745,751	639,834	49,966	17,759	84,926	97,340
	640 Broadway	Manhattan	NY	874,566	4,145	1,006,693	496,773	86,613	124,108
	654 Broadway	Manhattan	NY	550,000	2,896	1,007,518	497,906	86,836	124,507
	New Hyde Park Shopping Center	New Hyde Park	NY	1,228,558	32,661	199,698	70,745	102,010	122,658
	White City	Shrewsbury	MA	3,767,077	180,379	99,189	39,649	51,215	62,391
	Parkway Crossing	Parkville	MD	1,977,946	260,241	185,935	74,271	59,022	68,972
	Lincoln Road	Miami Beach	FL	2,815,011	59,677	58,869	33,379	52,126	85,417
	Heritage Shops	Chicago	IL	3,140,685	81,730	288,116	154,272	71,414	110,831
	Lincoln Park Centre	Chicago	IL	1,766,664	62,349	431,527	230,716	73,011	109,736
	Nostrand Avenue	Brooklyn	NY	1,419,065	40,315	544,351	203,713	51,528	65,388
	Arundel Plaza	Glen Burnie	MD	1,451,056	265,116	77,759	29,166	59,786	64,793

Fund III
Average - Total				$ 2,612,398	148,122	359,056	168,032	$70,772	$94,195
Weighted Average - Based on base rent						188,650	85,362	$79,451	$101,163

	Fund IV
	1701 Belmont Avenue	Catonsville	MD	936,166	58,674	110,450	43,613	60,575	68,732
	Lincoln Road	Miami Beach	FL	5,754,181	54,864	58,869	33,379	52,126	85,417
	2819 Kennedy Boulevard	North Bergen	NJ	100,000	41,477	526,721	241,698	78,834	110,806
	Promenade at Manassas	Manassas	VA	3,322,583	265,442	57,996	18,940	74,390	84,467
	Paramus Plaza	Paramus	NJ	1,781,178	152,060	106,906	37,209	119,131	132,518
	1151 Third Avenue	Manhattan	NY	622,263	12,101	1,270,132	636,996	87,522	131,326
	Lake Montclair	Prince William County	VA	1,913,042	105,850	55,900	18,373	93,338	103,028
	938 W. North Avenue	Chicago	IL	928,510	35,400	453,690	239,813	72,447	108,382

Fund IV
Average - Total				$1,919,740	90,734	330,083	158,753	$79,795	$103,085
Weighted Average - Based on base rent						102,705	47,861	$91,659	$127,117

Total - Core and Funds
Average - Total				$1,849,968	115,817	271,869	121,864	$68,473	$88,600
Weighted Average - Based on base rent						154,341	60,326	$70,461	$88,042

Overview of Acadia Funds

As of March 31, 2014	FUND I	FUND II	FUND III	FUND IV

Date formed	September 2001	June 2004	May 2007	May 2012

Capital committed	$86.6 million	$300.0 million	$475.0 million	$540.6 million

Capital funded	Fully funded	Fully funded [2]	$357.5 million	$106.4 million
As a percentage of commitments	100.0%	100.0%	75.3%	19.7%
			All unfunded capital is anticipated to be used to
			complete existing projects

Distributions	$191.5 million	$131.6 million	$235.2 million	$0
As a percentage of funded capital	221.1%	43.9%	65.8%	—%

	All original capital and accumulated preferred return
	has been paid. Acadia is entitled to a Promote
	on all future distributions.

Fund structure

Equity contribution and	22.2% - Acadia	20.0% - Acadia	19.9% - Acadia	23.1% - Acadia
Cash flow distribution:	77.8% - Four institutional investors	80.0% - Six institutional investors	80.1% - 14 institutional investors	76.9% - 17 institutional investors

Distributions:	20% to Acadia once all partners (including Acadia) have received cumulative preferred return and return of equity

	Remaining 80% is distributed pro-rata to all the partners (including Acadia)

Preferred return rate:	9%	8%	6%	6%

Fees/Priority Distributions to Acadia

	Asset management fee/Priority distribution equal to 1.5% of implied capital [1]

	Property management fee/Priority distribution equal to 4% of gross property revenues

	Market rate leasing fees

	Market rate construction/project management fees

			Development fee equal to 3% of total project cost
Note:
[1] Committed capital as reduced by capital attributed to sold investments.
[2] During the fourth quarter of 2013, a distribution of $47.1 million was made to the Fund II investors. Until December 2016, this amount is subject to recontribution to Fund II by the investors, if needed to fund the on-going redevelopment of existing projects.

Fund Retail Properties - Detail
										Leased
		Year	Ownership	Gross Leasable Area			In Place Occupancy			Occupancy	Annualized Base Rent PSF
	Anchors	Acquired	%	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total
Fund I Portfolio Detail

VARIOUS

Total - Fund I	Kroger/Safeway Portfolio (3 Properties)	2003	60.0%	97,500	—	97,500	34.9%	—	34.9%	34.9%	$3.03	—	$3.03

Fund II Portfolio Detail

NEW YORK

New York
Liberty Avenue	CVS	2005	99.1%	10,880	15,245	26,125	100.0%	100.0%	100.0%	100.0%	$39.75	$37.23	$35.89
216th Street	NYC Human Resources Administration	2005	99.1%	60,000	—	60,000	100.0%	—	100.0%	100.0%	42.90	—	42.90
161st Street [1]	Various New York City & State agencies	2005	99.1%	107,026	125,226	232,252	100.0%	87.6%	93.3%	93.3%	26.50	28.85	27.69

Total - Fund II				177,906	140,471	318,377	100.0%	89.0%	95.1%	95.1%	$32.84	$29.37	$31.41

Fund III Portfolio Detail

NEW YORK

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	2009	100.0%	472,901	166,933	639,834	95.6%	82.7%	92.3%	92.3%	$14.05	$24.55	$16.51
654 Broadway	Penguin	2011	100.0%	—	2,896	2,896	—	100.0%	100.0%	100.0%	—	189.92	189.92
640 Broadway	Swatch	2012	50.0%	—	4,145	4,145	—	91.8%	91.8%	91.8%	—	229.91	229.91
New Hyde Park Shopping Center	PetSmart	2011	100.0%	13,507	19,154	32,661	100.0%	80.5%	88.5%	88.5%	35.00	49.05	42.49
Nostrand Avenue	—	2013	100.0%	—	40,315	40,315	—	75.9%	75.9%	75.9%	—	46.37	46.37

NEW ENGLAND

Massachusetts
White City Shopping Center	Shaw's (Supervalu)	2010	84.0%	131,839	125,936	257,775	85.6%	94.4%	89.9%	92.0%	15.54	34.71	25.37

MID-ATLANTIC

Maryland
Parkway Crossing	Home Depot, Shop Rite, Big Lots	2011	94.3%	192,836	67,405	260,241	100.0%	76.9%	94.0%	94.0%	3.65	24.58	8.09
Arundel Plaza	Giant Food, Lowe's	2012	94.3%	231,920	33,196	265,116	100.0%	78.3%	97.3%	97.3%	3.90	21.00	5.63

SOUTHEAST

Florida
Lincoln Road	Starbucks, Sushi Samba	2011	95.0%	—	59,677	59,677	—	36.2%	36.2%	36.2%	—	130.45	130.45

MIDWEST
Illinois
Heritage Shops	LA Fitness, Ann Taylor Loft	2011	100.0%	49,878	31,852	81,730	100.0%	89.7%	96.0%	96.0%	21.61	72.18	40.03
Lincoln Park Centre	—	2012	100.0%	—	62,349	62,349	—	60.1%	60.1%	85.8%	—	47.12	47.12

Total - Fund III				1,092,881	613,858	1,706,739	96.4%	77.392%	89.5%	90.8%	$10.7	$41.21	$20.18

Fund IV Portfolio Detail

NEW YORK
New York
1151 Third Avenue	Lucky Brand	2013	100.0%	—	12,101	12,101	—	58.7%	58.7%	58.7%	$—	$87.61	$87.61

New Jersey
Paramus Plaza	Babies R Us, Ashley Furniture	2013	50.0%	76,222	75,838	152,060	100.0%	30.3%	65.2%	65.2%	20.80	8.51	17.96

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot, HH Gregg	2013	98.6%	194,038	71,404	265,442	100.0%	93.0%	98.1%	98.1%	9.73	21.63	12.76
Lake Montclair	Food Lion	2013	100.0%	33,000	72,850	105,850	100.0%	95.6%	97.0%	97.0%	9.50	22.97	18.64

Maryland
1701 Belmont Avenue	Best Buy	2012	98.6%	58,674	—	58,674	100%	—	100%	100.0%	15.96	—	15.96

MIDWEST
Illinois
938 W. North Avenue	Restoration Hardware, Sephora	2013	80.0%	—	35,400	35,400	—	58.7%	58.7%	58.7%	—	44.66	44.66

SOUTHEAST
Florida
Lincoln Road	Aldo, Fossil, Spris	2012	95.0%	—	54,864	54,864	—	83.9%	83.9%	83.9%	—	124.98	124.98

Total - Fund IV				361,934	322,457	684,391	100%	72.2%	86.9%	86.9%	$13.05	$45.23	$25.65

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

The following Fund II, Fund III and Fund IV properties are currently under redevelopment as further detailed under "Redevelopment Activity."
Property	Fund Ownership %
Sherman Avenue	99.1%
City Point	94.2%
Cortlandt Crossing	100.0%
Broad Hollow Commons	100.0%
3104 M Street	100.0%
210 Bowery	100.0%
2819 Kennedy Boulevard	98.6%
Broughton Street Portfolio	50.0%
[1] Currently operating, but redevelopment activities have commenced.

Funds Lease Expirations

Fund I:
	Anchor Tenants
		Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total
2014	1	34,000	100.0%	$3.03	100.0%
Total	1	34,000	100.0%	$3.03	100.0%

		63,500	Total Vacant
		97,500	Total Square Feet

Fund II:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M 1		—	—	$—	—	1	9,967	8.0%	$10.00	2.7%	1	9,967	3.3%	$10.00	1.0%
2014	1	107,026	60.2%	26.50	48.5%	—	—	—	—	—	1	107,026	35.3%	26.50	29.8%
2015	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	1	4,575	3.7%	27.81	3.5%	1	4,575	1.5%	27.81	1.3%
2020	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	1	4,462	3.6%	31.00	3.8%	1	4,462	1.5%	31.00	1.5%
2023	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Thereafter	3	70,880	39.8%	42.42	51.5%	6	105,967	84.7%	31.19	90.1%	9	176,847	58.4%	35.69	66.3%
Total	4	177,906	100.0%	$32.84	100.0%	9	124,971	100.0%	$29.37	100.0%	13	302,877	100.0%	$31.41	100.0%

		—	Total Vacant				15,500	Total Vacant				15,500	Total Vacant
		177,906	Total Square Feet				140,471	Total Square Feet				318,377	Total Square Feet

Fund III:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—	$—	—	4	14,869	3.1%	$9.81	0.7%	4	14,869	1.0%	$9.81	0.5%
2014	—	—	—	—	—	15	49,926	10.5%	30.67	7.8%	15	49,926	3.3%	30.67	5.0%
2015	3	81,465	7.7%	7.02	5.1%	13	27,049	5.7%	38.71	5.3%	16	108,514	7.1%	14.92	5.2%
2016	1	26,561	2.5%	8.00	1.9%	23	54,548	11.5%	40.10	11.2%	24	81,109	5.3%	29.59	7.8%
2017	2	52,131	4.9%	18.36	8.5%	13	54,065	11.4%	28.06	7.7%	15	106,196	6.9%	23.3	8.0%
2018	5	287,562	27.3%	12.54	32.0%	24	78,628	16.6%	33.90	13.6%	29	366,190	24.0%	17.12	20.3%
2019	3	236,323	22.4%	7.57	15.9%	10	33,854	7.1%	70.26	12.1%	13	270,177	17.7%	15.43	13.5%
2020	—	—	—	—	—	5	9,046	1.9%	23.88	1.1%	5	9,046	0.6%	23.88	0.7%
2021	1	35,601	3.4%	10.76	3.4%	7	28,392	6.0%	36.22	5.3%	8	63,993	4.2%	22.05	4.6%
2022	1	65,028	6.2%	17.00	9.8%	10	32,038	6.7%	47.16	7.7%	11	97,066	6.4%	26.95	8.5%
2023	2	38,836	3.7%	15.49	5.3%	12	43,421	9.1%	56.52	12.5%	14	82,257	5.4%	37.15	9.9%
Thereafter	4	229,660	21.8%	8.89	18.1%	13	49,241	10.4%	58.82	14.8%	17	278,901	18.2%	17.71	16.0%
Total	22	1,053,167	100.0%	$10.70	100.0%	149	475,077	100.0%	$41.21	100.0%	171	1,528,244	100.0%	$20.18	100.0%

		39,714	Total Vacant				138,781	Total Vacant				178,495	Total Vacant
		1,092,881	Total Square Feet				613,858	Total Square Feet				1,706,739	Total Square Feet

Fund IV:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent

	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—	$—	—	4	8,587	3.7%	$34.00	2.7%	4	8,587	1.4%	$34.00	1.9%
2014	—	—	—	—	—	9	35,168	15.0%	84.89	28.1%	9	35,168	5.9%	84.89	19.4%
2015	—	—	—	—	—	3	8,879	3.8%	72.90	6.1%	3	8,879	1.5%	72.90	4.2%
2016	—	—	—	—	—	5	13,175	5.6%	23.07	2.9%	5	13,175	2.2%	23.07	2.0%
2017	1	58,674	16.2%	15.96	19.8%	4	13,438	5.7%	46.43	5.9%	5	72,112	12.1%	21.63	10.2%
2018	—	—	—	—	—	15	39,733	16.9%	27.99	10.5%	15	39,733	6.7%	27.99	7.2%
2019	1	39,220	10.8%	19.52	16.2%	9	54,938	23.4%	23.42	12.1%	10	94,158	15.8%	21.80	13.4%
2020	1	27,926	7.7%	12.00	7.1%	4	19,900	8.5%	21.14	4.0%	5	47,826	8.0%	15.80	4.9%
2021	1	32,144	8.9%	11.50	7.8%	3	5,235	2.2%	93.49	4.6%	4	37,379	6.3%	22.98	5.6%
2022	2	26,568	7.3%	10.14	5.7%	5	16,009	6.8%	109.99	16.6%	7	42,577	7.1%	47.68	13.2%
2023	1	33,000	9.1%	9.50	6.6%	3	14,063	6.0%	27.50	3.6%	4	47,063	7.9%	14.88	4.6%
Thereafter	2	144,402	40.0%	12.00	36.7%	1	5,350	2.3%	61.00	3.1%	3	149,752	25.1%	13.75	13.4%
Total	9	361,934	100.0%	$13.05	100.0%	65	234,475	100.0%	$45.36	100.0%	74	596,409	100.0%	$25.75	100.0%

		—	Total Vacant				87,982	Total Vacant				87,982	Total Vacant
		361,934	Total Square Feet				322,457	Total Square Feet				684,391	Total Square Feet

Notes:
[1] Leases currently under month to month or in process of renewal

Development Activity
($ in millions)

			Estimated	Estimated Sq.Ft.			Acquisition & Development Costs									Outstanding
Property	Ownership	Location	Completion	Upon Completion	Leased Rate [6]	Key Tenants	Incurred	Estimated Future Range				Estimated Total Range				Debt
FUND II

City Point [1]	94.2%	Brooklyn, NY	2015	675,000	65% [2]	Century 21, CityTarget, Alamo Drafthouse, Armani Exchange	$279.2	$ 0.8	to	$ 30.8	[3]	$ 280.0	to	$ 310.0	[3]	$264.4
Sherman Plaza	99.1%	New York, NY	TBD	TBD	—	TBD	35.0	TBD		TBD		TBD		TBD		—
							$314.2	TBD		TBD		TBD		TBD		$264.4

FUND III

723 N. Lincoln Lane [4]	95.0%	Miami Beach, FL	TBD	TBD	—	TBD	$6.7	TBD		TBD		TBD		TBD		$—	[5]
Cortlandt Crossing	100.0%	Mohegan Lake, NY	2016	150,000 - 170,000	—	TBD	12.5	34.5	to	43.5		47.0	to	56.0		—
3104 M Street NW	80.0%	Washington, D.C.	TBD	10,000	—	TBD	3.1	3.9	to	5.4		7.0	to	8.5		—
Broad Hollow Commons	100.0%	Farmingdale, NY	2016	180,000 - 200,000	—	TBD	13.7	36.3	to	46.3		50.0	to	60.0		—
							$36	TBD		TBD		TBD		TBD		$—

FUND IV

210 Bowery	100.0%	New York, NY	2016	10,000	—	TBD	$7.8	$3.7	to	$4.2		$11.5	to	$12.0		$4.6
Broughton Street Portfolio [7]	50.0%	Savannah, GA	TBD	TBD	—	TBD	5.2	TBD		TBD		TBD		TBD		—
							$13.0	TBD		TBD		TBD		TBD		$4.6

Notes:
[1] Acquired a leasehold interest in this property.
[2] Leased rate calculated on approximately 475,000 rentable square feet.
[3] Net of anticipated reimbursements from retail tenants and proceeds from residential tower sales.
[4] This property is part of a three-property portfolio. The other two are operating properties.
[5] The loan on Fund III's Lincoln Road Portfolio includes this property as collateral. For the purpose of this schedule, the outstanding debt was not allocated among the Portfolio's three properties.
[6] The leased rate excludes pre-redevelopment tenants.
[7] The portfolio will be acquired through a series of transactions. Data reflects acquisitions completed as of March 31, 2014 (4 buildings). The portfolio is anticipated to include 18 properties, with an opportunity for add-on investments.

Retailer Controlled Property ("RCP") Venture - Overview [1]

Item	Description
Date formed	August 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

	Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

	80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
	80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return
	of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

	Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through March 31, 2014

				Distributions
		Years	Invested	Current	From	Equity
Investor	Investment	acquired	capital	year-to-date	inception	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through	$33,605	$601	$52,851	1.6x
		2007
Mervyns II	Albertson’s	2006 through	23,133	—	86,458	3.7x
		2007
Fund II and Mervyns II	Other investments [2]	2006 through	6,476	429	7,484	1.2x
		2008
Total			$63,214	$1,030	$146,793	2.3x

Notes:
[1] The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $63 million in equity.
[2] Represents investments in Shopko, Marsh and Rex Stores.

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.